UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant     [ X ]

Check the appropriate box:
[    ]  Preliminary Proxy Statement
[    ]  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[    ]  Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[    ]  Soliciting Material Under Rule 14a-12

ROYALE ENERGY, INC.
(Name of Registrant as Specified in its Charter)

Filed on Behalf of the Board of Directors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 28, 2013

ROYALE ENERGY, INC.		Meeting Information Meeting Type: Annual Meeting For holders as of : May 06, 2013 Date: June 28, 2013 Time: 10:00 AM PST
Location: Royale Energy 7676 Hazard Center Dr. #1500 San Diego, CA 92108
BROKER LOGO HERE
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717
You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1	1 of 2 12 15

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE: 1. Form 10K 2. Notice & Proxy Statement 3. Shareholder Letter 4. Telephone/Internet insert (Company supplied) How to View Online:
Have the information that is printed in the box marked by the arrow Ú		XXXX XXXX XXXX	(located on the
following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
IF you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:
1) BY INTERNET:     www.proxyvote.com
2) BY TELEPHONE:  1-800-579-1639
3) BY E-MAIL*:         sendmaterial@proxyvote.com
*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked

by the arrow Ú	XXXX XXXX XXXX	(located on the following page) in the subject line.
Request, instructions and other inquires sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before June 17, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods
Vote in Person:  If choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
marked by the arrow Ú	XXXX XXXX XXXX	available and the following the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you vote FOR the following:

1. Election of Directors Nominess
01 Harry E. Hosmer 06 Oscar Hildebrant	02 Stephen M. Hosmer 07 George M. Watters	03 Donald H. Hosmer	04 Gary Grinsfelder	05 Tony Hall

The Board of Directors recommends you vote FOR the following proposal (s):

2 To approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers. The Board of Directors recommends you vote 3 YEARS on the following proposal:		5
Approve the issuance of shares of common
stock in excess of 20% of the
outstanding shares in connection with
(x) conversions of convertible notes due
December 31, 2014, and (y) to the extent
Proposal 6 is approved, exercises of
warrants issued pursuant to the October
28, 202, Securities Purchase Agreement.

3 To determine, in a nonbinding advisory vote, the frequency of the nonbinding resolution to approve the compensation of our named executive officers every year, every two years or every three years.		6
Approve any future adjustments of the
exercise prices for the Series E
warrants that were issued in accordance
with the terms of such warrants that
were issued pursuant to the October
28, 2012, Securities Purchase Agreement.

The Board of Directors recommends you vote FOR the following proposal (s):		7	To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

4 Amend the Company’s Articles of Incorporation to increase the authorized shares of the Corporation’s capital stock from 30,000,000 to 60,000,000 shares, including 50,000,000 common shares and 10,000,000 preferred.
			Ú

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE